UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 8, 2006

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5000 Shoreline Court, Suite 101, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 8, 2006, CoTherix, Inc. (the “Company”) issued a press release announcing certain financial results for its fourth quarter and year ended December 31, 2005 and certain financial guidance for 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

In addition to the disclosure of financial results for the fourth quarter and year ended December 31, 2005 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also disclosed the pro forma measure of cost of goods sold for the year ended December 31, 2005 by excluding the write-down of certain Ventavis inventory in the amount of $1.6 million. This is a non-GAAP financial measure because it excludes from the cost of goods sold amounts that are not normally excluded from the most directly comparable measure calculated and presented in accordance with GAAP. The Company believes that the pro forma reporting of cost of goods sold for the year ended December 31, 2005 is useful to investors because it should enable a more meaningful comparison of the cost of goods sold between the third quarter and fourth quarter and year ended December 31, 2005, as well as a more informed estimate of the likely range of cost of goods sold for the first quarter of 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of CoTherix, Inc. dated March 8, 2006 announcing certain financial results for its fourth quarter and year ended December 31, 2005 and certain financial guidance for 2006. The press release has been furnished in accordance with Item 2.02 of this Current Report.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006

CoTherix, Inc.

By:	/s/ Christine E. Gray-Smith Christine E. Gray-Smith Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED MARCH 8, 2006

Exhibit	Description
99.1	Press Release of CoTherix, Inc. dated March 8, 2006 announcing certain financial results for its fourth quarter and year ended December 31, 2005 and certain financial guidance for 2006. The press release has been furnished in accordance with Item 2.02 of this Current Report.